Exhibit 10.1

Form of Exchange/Subscription Agreement

May      , 2016

Wright Medical Group N.V.

Prins Bernhardplein 200

1097 JB Amsterdam, The Netherlands

Attn: James Lightman

Re:	Exchange and/or Subscription for Wright Medical Group N.V. % Cash Convertible Senior Notes due 2021

Ladies and Gentlemen:

Wright Medical Group N.V., a Dutch public company with limited liability (naamloze vennootschap) (the “Company”), is offering its      % Cash Convertible Senior Notes due 2021 (the “New Notes”). The undersigned beneficial owner (the “Investor”) of [2.00% Cash Convertible Senior Notes due 2017, CUSIP: 98235T AC1 and ISIN: US98235TAC18/2.00% Cash Convertible Senior Notes due 2020, CUSIP: 98235T AE7 and ISN: US98235TAE73] (the “Old Notes”) issued by Wright Medical Group, Inc. (“WGMI”) may (1) subscribe to the New Notes by means of an exchange (the “Exchange”) of certain Old Notes for an amount of New Notes and receipt of the Company Payment Amount (as defined below) and/or (2) subscribe for and purchase from the Company (the “Subscription” and, the Exchange and/or the Subscription, as applicable, the “New Note Offering”) New Notes for cash, in each case, pursuant and subject to the terms and conditions set forth in this agreement (the “Exchange/Subscription Agreement”).

The undersigned Investor understands that the New Note Offering is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the New Note Offering is only being made to Investors who are both “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) and “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance upon a private placement exemption from registration under the Securities Act. The New Note Offering is described in, and is being made pursuant to, the Preliminary Private Placement Circular, dated May      , 2016, as supplemented by the Preliminary Exchange Supplement, dated May      , 2016 (collectively, the “Preliminary Private Placement Circular”), the Pricing Term Sheet, to be dated on or about May      , 2016 (the “Pricing Term Sheet”) and the Final Private Placement Circular, to be dated on or about May      , 2016, as supplemented by the Final Exchange Supplement to be dated on or about May      , 2016 (collectively, the “Final Private Placement Circular” and, together with the Preliminary Private Placement Circular and the Pricing Term Sheet, the “Private Placement Documents”).

1. The Exchange. If the Investor is participating in the Exchange, subject to the terms and conditions of this Exchange/Subscription Agreement, the undersigned Investor hereby agrees to (a) to subscribe for and purchase from the Company the Exchanged New Notes (as defined below) and (b) exchange the aggregate principal amount (the “Exchanged Principal Amount”) of Old Notes set forth on Annex A hereto (such Old Notes, the “Exchanged Old Notes”) for New Notes having an aggregate principal amount equal to the product of the Exchange Ratio set forth on Annex A hereto and the Exchanged Principal Amount (rounded down to the nearest integral multiple of $1,000 in principal amount, if applicable (the difference being referred to as the “Rounded Amount”)) (such aggregate principal amount of New Notes, as so rounded, if applicable, the “Exchanged New Notes”), and the Company hereby agrees to (a) issue such aggregate principal amount of Exchanged New Notes to the Investor and (b) transfer, or cause to transfer, an amount of cash in United States dollars set forth on Annex A hereto equal to (i) the Rounded Amount and (ii) the amount equal to accrued and unpaid interest, if any, on the Exchanged Old Notes from, and including, February 15, 2016 to, but excluding, the Closing Date (the “Unpaid Interest” and, together with the Rounded Amount, the “Company Payment Amount”) in exchange for such Exchanged Old Notes.

2. The Subscription. If the Investor is participating in the Subscription, subject to the terms and conditions of this Exchange/Subscription Agreement, the undersigned Investor hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the undersigned Investor, additional New Notes (the “Purchased New Notes”) having an aggregate principal amount as set forth on Annex A hereto (the “Purchased Principal Amount”), at a purchase price payable in cash equal to      % of the Purchased Principal Amount (such aggregate cash purchase price, the “Cash Purchase Price”).

3. The Closing. The closing of the New Note Offering (the “Closing”) shall take place at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022-4834 at 10:00 a.m., New York City time, on May      , 2016, or at such other time and place as the Company may designate by notice to the undersigned (the “Closing Date”).

4. The Terms of the New Note Offering; Closing Mechanics.

Subject to the terms and conditions of this Exchange/Subscription Agreement, the undersigned Investor hereby (a) agrees and accepts that the Company may assign the right to receive the consideration for the Exchanged New Notes, in whole or in part, to WMGI, (b) sells, assigns and transfers to WMGI, all right, title and interest in the Exchanged Old Notes indicated on Annex A hereto, in satisfaction of the consideration for the Exchanged New Notes that, in whole or in part, has been assigned by the Company to WMGI, (c) waives any and all other rights with respect to such Exchanged Old Notes, and (d) releases and discharges the Company and WMGI from any and all claims the undersigned may now have, or may have in the future, arising out of, or related to, such Exchanged Old Notes (other than the right to receive any Unpaid Interest).

(a) The Depository Trust Company (“DTC”) will act as securities depositary for the New Notes. At or prior to the times set forth in the Exchange/Subscription Procedures set forth in Annex B hereto (the “Exchange/Subscription Procedures”), the Investor shall:

(i) if participating in the Subscription only, transfer the Cash Purchase Price by wire of immediately available funds to the account of the Company designated in the Exchange/Subscription Procedures;

(ii) if participating in the Exchange only, cause the Exchanged Old Notes to be delivered, by book entry transfer through the facilities of DTC, to The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee of the Old Notes (in such capacity, the “Old Notes Trustee”), for the account/benefit of WGMI for cancellation as instructed in the Exchange/Subscription Procedures; and

(iii) if participating in the both the Exchange and the Subscription,

A. transfer the Cash Purchase Price by wire in immediately available funds to the account of the Company designated in the Exchange/Subscription Procedures; and

B. cause the Exchanged Old Notes to be delivered, by book entry transfer through the facilities of DTC, to the Old Notes Trustee, for the account/benefit of WGMI as instructed in the Exchange/Subscription Procedures.

(b) On the Closing Date, subject to satisfaction of the conditions precedent specified in Section 7 hereof, and (1) the prior receipt, by the Company of the Cash Purchase Price from the undersigned, if the undersigned is an Investor participating in the Subscription only pursuant to clause (a)(i) above, (2) the prior receipt by the Old Notes Trustee from the undersigned Investor, of the Exchanged Old Notes, if the Investor is participating in the Exchange only pursuant to clause (a)(ii) above, and (3) the prior receipt by the Old Notes Trustee from the undersigned Investor of the Exchanged Old Notes and the prior receipt by the Company of the Cash Purchase Price if the Investor is participating in both the Exchange and the Subscription pursuant to clause (a)(iii) above:

(i) the Company shall execute and deliver the Indenture, dated as of the Closing Date (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “New Note Trustee”);

(ii) the Company shall execute, cause the New Notes Trustee to authenticate and cause to be delivered to the DTC account specified by the undersigned Investor on the signature page hereto, the Exchanged New Notes (if the Investor is participating in the Exchange) and/or the Purchased New Notes (if the Investor is participating in the Subscription), as the case may be; and

(iii) if the undersigned is participating in the Exchange, the Company shall transfer, or cause to be transferred, an amount of cash equal to the Company Payment Amount by wire transfer by wire of immediately available funds to the account of the Investor at a bank in the United States of America designated by the Investor on its signature page hereto.

All questions as to the form of all documents and the validity and acceptance of the Old Notes and the New Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

5. Representations and Warranties of the Company. The Company represents and warrants to the Investor that:

(a) Organization. The Company is duly organized and is validly existing under the laws of its jurisdiction of organization.

(b) Due Authorization. This agreement has been duly authorized, executed and delivered by the Company.

(c) Authorization of New Notes. The New Notes have been duly authorized by the Company and, when issued, authenticated and delivered in accordance with the Indenture and this Exchange/Subscription Agreement and paid for by the Investor in accordance with the terms hereof, the New Notes will be validly issued and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).

(d) Authorization of Indenture. The Indenture has been duly authorized by the Company and, when duly authorized, executed and delivered by the New Notes Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject the Enforceability Exceptions.

(e) Exemption from Registration. Assuming the accuracy of the representations and warranties of the Investor and each other Investor executing an Exchange/Subscription Agreement, (1) each of the issuance of the Exchanged New Notes in connection with the Exchange and/or the issuance of the Purchased New Notes in connection with the Subscription, as the case may be, pursuant to this Exchange/Subscription Agreement is exempt from the registration requirements of the Securities Act; and (2) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

(f) New Class. The New Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act.

6. Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company that:

(a) The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b) If the Investor is participating in the Exchange, the Investor has full power and authority to (i) subscribe for and purchase from the Company the Exchanged New Notes, (ii) exchange, sell, assign and transfer the Exchanged Old Notes exchanged hereby and to enter into this Exchange/Subscription Agreement and perform all obligations required to be performed by the Investor hereunder.

(c) If the Investor is participating in the Exchange, the Investor has been the beneficial owner of the Exchanged Old Notes continuously since at least March 31, 2016, and is the current beneficial owner of the Exchanged Old Notes. When the Exchanged Old Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, adverse claims, rights or proxies.

(d) Participation in the New Note Offering will not contravene (1) any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor and (2) the charter or bylaw (or equivalent organizational documents) of the Investor.

(e) The Investor is a resident of the state set forth on its signature page hereto and is not acquiring the Exchanged New Notes or the Purchased New Notes as a nominee or agent or otherwise for any other person.

(f) The Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases (or acquires pursuant to the New Note Offering) or sells New Notes and will obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.

(g) The Investor has received a copy of the Private Placement Documents. The Investor acknowledges that no person has been authorized to give any information or to make any representation concerning the New Note Offering or the Company and its subsidiaries other than as contained in the Private Placement Documents and the information given by the Company’s duly authorized officers and employees in connection with the Investor’s examination of the Company and its subsidiaries and the terms of the New Note Offering and the Company and its subsidiaries do not take any responsibility for, and neither the Company nor its subsidiaries can provide any assurance as to the reliability of, any other information that may have been provided to the Investor. The Investor hereby acknowledges that J. Wood Capital Advisors LLC (the “Placement Agent”) does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Private Placement Documents or any such other information.

(h) The Investor understands and accepts that acquiring the New Notes in the New Note Offering involve risks, including those described in the Private Placement Documents. The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of the New Note Offering and an investment in the New Notes. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the New Notes and the consequences of the New Note Offering and this Exchange/Subscription Agreement. The Investor has considered the suitability of the New Notes as an investment in light of its own circumstances and financial condition, and the Investor is able to bear the risks associated with an investment in the New Notes.

(i) The Investor confirms that it is not relying on any communication (written or oral) of the Company, the Placement Agent or any of their respective agents or affiliates as investment advice or as a recommendation to participate in the New Note Offering and receive the New Notes pursuant to the terms hereof. It is understood that information provided in the Private Placement Documents, or by the Company, the Placement Agent or any of their respective agents or affiliates, shall not be considered investment advice or a recommendation with respect to the New Note Offering, and that none of the Company, the Placement Agent or any of their respective agents or affiliates is acting or has acted as an advisor to the Investor in deciding whether to participate in the New Note Offering.

(j) The Investor confirms that neither the Company nor the Placement Agent has (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the New Notes; or (2) made any representation to the Investor regarding the legality of an investment in the New Notes under applicable investment guidelines, laws or regulations. In deciding to participate in the New Note Offering, the Investor is not relying on the advice or recommendations of the Company or the Placement Agent, and the Investor has made its own independent decision that the investment in the New Notes is suitable and appropriate for the Investor.

(k) The Investor is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Notes, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the New Notes. The Investor is familiar with the business and financial condition and operations of the Company and has conducted its own investigation of the Company and the New Notes and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor has had access to the Company’s filings with the Securities and Exchange Commission and such other information concerning the Company and the New Notes as it deems necessary to enable it to make an informed investment decision concerning the New Note Offering. The Investor has been offered the opportunity to ask questions of the Company and its representatives and has received answers thereto as the Investor deems necessary to enable it to make an informed investment decision concerning the New Note Offering and the New Notes.

(l) The Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the New Notes or made any finding or determination concerning the fairness or advisability of such investment.

(m) The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the New Note Offering.

(n) The Investor is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.

(o) The Investor is acquiring the New Notes solely for the Investor’s own beneficial account, or for an account with respect to which the Investor exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Notes. The Investor understands that the offer and sale of the New Notes have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor and the accuracy of the other representations made by the Investor in this Exchange/Subscription Agreement.

(p) The Investor understands that the Company is relying upon the representations and agreements contained in this Exchange/Subscription Agreement (and any supplemental information) for the purpose of determining whether the Investor’s participation in the New Note Offering meets the requirements for the exemptions referenced in clause (o) above. In addition, the Investor acknowledges and agrees that any hedging transactions engaged in by the Investor after the confidential information (as described in the confirmatory email received by the Investor from the Placement Agent (the “Wall Cross Email”)) is made public and prior to the Closing in connection with the issuance and sale of the New Notes have been and will be conducted in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(q) The Investor acknowledges that the New Notes have not been registered under the Securities Act. As a result, the New Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as described under the heading “Transfer restrictions” in the Private Placement Circular and the Investor hereby agrees that it will not sell the New Notes other than in compliance with such transfer restrictions.

(r) The Investor acknowledges that the terms of the New Note Offering have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the New Note Offering.

(s) The Investor acknowledges the Company intends to pay an advisory fee to the financial advisor, Perella Weinberg Partners LP, in respect of the New Note Offering, a portion of which is to be paid to the Placement Agent.

(t) The Investor will, upon request, execute and deliver any additional documents, information or certifications reasonably requested by the Company, WGMI, the Old Notes Trustee or the New Notes Trustee to complete the New Note Offering.

(u) The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, each of the Investor’s representations and warranties contained in this Exchange/Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

(v) The Investor’s participation in the New Note Offering was not conditioned by the Company on the Investor’s exchange of a minimum principal amount of Exchanged Old Notes.

(w) The Investor acknowledges that it had a sufficient amount of time to consider whether to participate in the New Note Offering and that neither the Company nor the Placement Agent has placed any pressure on the Investor to respond to the opportunity to participate in the New Note Offering. The Investor acknowledges that it did not become aware of the New Note Offering through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

(x) The operations of the Investor have been conducted in material compliance with the rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”) applicable to the Investor. The Investor has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), or otherwise the subject of Sanctions.

(y) The Investor is a qualified investor as defined in the Prospectus Directive.

“Prospectus Directive” means Directive 2003/71/EC of the European Union, and any amendments thereto, including Directive 2010/73/EU, including any implementation measure in a member state of the European Economic Area.

7. Conditions to Obligations of the Investor and the Company. The obligations of the Investor to deliver the Exchanged Old Notes (if applicable) and the Cash Purchase Price (if applicable) and of the Company to deliver the New Notes and to make payment, or cause to make payment, of the Company Payment Amount (if applicable) are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Company and the Investor contained in Sections 5 and 6, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing.

8. Covenant and Acknowledgment of the Company. At or prior to 8:00 a.m., New York City time, on the first business day after the date hereof, the Company shall issue a press release announcing the New Note Offering, which press release the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross Email) to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the New Note Offering or otherwise communicated by the Company to the Investor in connection with the New Note Offering.

9. Waiver, Amendment. Neither this Exchange/Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

10. Assignability. Neither this Exchange/Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Investor without the prior written consent of the other party.

11. Taxation. The Investor acknowledges that, if the Investor is a United States person for U.S. federal income tax purposes, either (1) the Company must be provided with a correct taxpayer identification number (“TIN”), generally a person’s social security or federal employer identification number, and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided as an attachment hereto, and a certification, under penalty of perjury, that such TIN is correct, that the Investor is not subject to backup withholding (at a rate of 28%) and that the Investor is a United States person, or (2) another basis for exemption from backup withholding must be established. The Investor further acknowledges that, if the Investor is not a United States person for U.S. federal income tax purposes, (1) the Company must be provided the appropriate IRS Form W-8 signed under penalties of perjury, attesting to that non-U.S. Investor’s foreign status, and (2) the Investor may be subject to 30% U.S. federal withholding or 28% U.S. federal backup withholding tax on certain payments made to such Investor unless such Investor properly establishes an exemption from, or a reduced rate of, withholding or backup withholding.

12. Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE/SUBSCRIPTION AGREEMENT.

13. Governing Law. THIS EXCHANGE/SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

14. Submission to Jurisdiction. Each of the Company and the Investor (a) agrees that any legal suit, action or proceeding arising out of or relating to this agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

15. Venue. Each of the Company and the Investor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Exchange/Subscription Agreement in any court referred to in Section 14. Each of the Company and the Investor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

16. Service of Process. Each party to this Exchange/Subscription Agreement irrevocably consents to service of process in the manner provided for notices in Section 17. Nothing in this Exchange/Subscription Agreement will affect the right of any party to this Exchange/Subscription Agreement to serve process in any other manner permitted by law.

17. Agent for Service of Process. The Company hereby irrevocably appoints and designates James Lightman (the “Agent for Service of Process”), having an address at 1023 Cherry Road, Memphis, Tennessee 38117 as its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting service of legal process and the Company agrees that service of process upon such party shall constitute personal service of such process on such person. The Company shall maintain the designation and appointment of the Agent for Service of Process at such address until all obligations under this Exchange/Subscription Agreement shall have been completed in total. If the Agent for Service of Process shall cease to so act, the Company shall immediately designate and shall promptly deliver to the Investor and the Placement Agent evidence in writing of acceptance by another agent for service of process of such appointment, which such other agent for service of process shall have an address for receipt of service of process in the State of New York and the provisions above shall equally apply to such other agent for service of process.

18. Section and Other Headings. The section and other headings contained in this Exchange/Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange/Subscription Agreement.

19. Counterparts. This Exchange/Subscription Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Exchange/Subscription Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

20. Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or, in the case of the Investor, the address provided on the signature page below (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Wright Medical Group N.V. Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands Attn: James Lightman E-mail: jim.lightman@wright.com

With a copy to (which shall not constitute notice):	Ropes & Gray LLP Three Embarcadero Center San Francisco, California 94111 Attn: Thomas Holden E-mail: Thomas.holden@ropesgray.com

21. Binding Effect. The provisions of this Exchange/Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

22. Notification of Changes. The Investor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Investor contained in this Exchange/Subscription Agreement to be false or incorrect in any material respect.

23. Reliance by Placement Agent. The Placement Agent may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof (including, without limitation, in any officer’s certificate delivered pursuant to the terms hereof) with the same force and effect as if such representation or warranty were made directly to the Placement Agent. The Placement Agent shall be a third party beneficiary to this Exchange/Subscription Agreement to the extent provided in this Section 23.

24. Severability. If any term or provision (in whole or in part) of this Exchange/Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Exchange/Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Exchange/Subscription Agreement as of the date first written above.

Investor:

By
Name:
Title:

Legal Name of Investor:

Address:

Telephone:

State/Country of Residence:

Taxpayer Identification Number:

DTC Participant Number for Delivery of New Notes:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Email:

FFC Account #:

Account # at Bank/Broker:

If Investor is participating in the Exchange:

Wire Instructions for a bank in the United States of America:

Bank Name:

ABA#:

For Credit To:

Account #:

For Further Credit to:

Account #:

[Signature Page to Exchange/Subscription Agreement]

WRIGHT MEDICAL GROUP N.V.

By
Name:
Title:

[Signature Page to Exchange/Subscription Agreement]

ANNEX A

Exchange/Subscription Terms

[Attached]

☐ OPTION A: EXCHANGE OF OLD NOTES FOR NEW NOTES ONLY
Line A = Exchanged Principal Amount (integral multiple of $1,000)	$		(A)
Line B = Exchange Ratio		×	(B)

Line C = (A) × (B)	$		(C)
Line D = If (C) is an integral multiple of $1,000, insert (C); otherwise, insert the next lowest number that is an integral multiple of $1,000	$		(D)

Line E = Rounded Amount: (C) – (D)	$		(E)

Line F = Unpaid Interest: accrued and unpaid interest on the Exchanged Old Notes, if any, from, and including, February 15, 2016 to, but excluding, the Closing Date	$		(F)	*
Line G = Company Payment Amount: (E) + (F)	$		(G)

Line H = Aggregate Principal Amount of New Notes to be Issued to Investor shown on Line (D)	$		(H)

☐ OPTION B: PURCHASE OF NEW NOTES ONLY
Line A = Purchased Principal Amount (integral multiple of $1,000)	$		(A)
Line B = Purchase Price per New Note		× %	(B)
Line C = Cash Purchase Price: (A) × (B)	$

Aggregate Principal Amount of New Notes to be Issued to Investor: (A)	$

OPTION C: EXCHANGE OF OLD NOTES FOR NEW NOTES AND PURCHASE OF NEW NOTES
Line A = Exchanged Principal Amount (integral multiple of $1,000)	$		(A)
Line B = Exchange Ratio		×	(B)

Line C = (A) × (B)	$		(C)
Line D = If (C) is an integral multiple of $1,000, insert (C); otherwise, insert the next lowest number that is an integral multiple of $1,000	$		(D)

Line E = Rounded Amount: (C) – (D)	$		(E)

Line F = Purchased Principal Amount (integral multiple of $1,000)	$		(F)
Line G = Purchase Price		× %	(G)

Line H = Aggregate Cash Purchase Price: (F) × (G)	$		(H)

Line I = Unpaid Interest: accrued and unpaid interest on the Exchanged Old Notes, if any, from, and including, February 15, 2016 to, but excluding, the Closing Date	$		(I)	*
Line J = Company Payment Amount: (E) + (I)	$		(J)

Line K = Aggregate Principal Amount of New Notes to be Issued to Investor: (D) + (F)	$		(K)

*	Accrued and unpaid interest will be payable to, but excluding, the issue date of the New Notes. Accordingly, Option A, Item (F) and Option C, Item (I), as applicable, will be increased in accordance with the terms of the Indenture governing the Exchanged Old Notes if the Closing Date occurs after the fifth day after the date of the Exchange/Subscription Agreement.

ANNEX B

Exchange/Subscription Procedures

[Attached]

NOTICE OF INVESTOR EXCHANGE/SUBSCRIPTION PROCEDURES

Attached are Investor Exchange/Subscription Procedures for the settlement of the Wright Medical Group N.V. (the “Company”) exchange and/or subscription of its      % Cash Convertible Senior Notes due 2021 (the “New Notes”) pursuant to the Exchange/Subscription Agreement, dated as of May      , 2016, between you and the Company which is expected to occur on or about May     , 2016. To ensure timely settlement, please follow the instructions for exchanging your Wright Medical Group, Inc.’s [2.00% Cash Convertible Senior Notes due 2017 and 2.00% Cash Convertible Senior Notes due 2020] (the “Old Notes”) (if applicable) and/or subscribing for New Notes (if applicable) as set forth on the following page.

These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the New Notes and/or payment of the Company Payment Amount.

If you have any questions, please contact Katy Neumer at (407) 617-9991.

Thank you.

OPTION A – EXCHANGING OLD NOTES FOR NEW NOTES[1]

Delivery of Old Notes

You must direct the eligible DTC participant through which you hold a beneficial interest in the Old Notes to post on         ,             , 2016, no later than 9:00 a.m., New York City time, a one-sided withdrawal instruction through DTC via DWAC for the aggregate principal amount[2] of Old Notes ([CUSIP/ISIN # 98235T AC1/US98235TAC18/CUSIP/ISIN # 98235T AE7/US98235TAE73]) set forth on line (A) of Annex A to your Exchange/Subscription Agreement. It is important that this instruction be submitted and the DWAC posted on                     , 2016.

To receive New Notes

You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to post on         ,          , 2016, no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the aggregate principal amount[2] of New Notes (CUSIP/ISIN #             /            ) set forth next to the caption “Aggregate Principal Amount of New Notes to be Issued to Investor” on Annex A to your Exchange/Subscription Agreement. It is important that this instruction be submitted and the DWAC posted on                     , 2016.

You must complete both of the steps described above in order to complete the exchange of Old Notes for New Notes.

Company Payment Amount

Subject to the terms of your Exchange/Subscription Agreement, the Company will transfer, or cause to be transferred, an amount of cash equal to the “Company Payment Amount”[3] to you by wire transfer by wire of immediately available funds to the account at the bank in the United States of America designated on your signature page to your Exchange/Subscription Agreement.

OPTION B – PURCHASING NEW NOTES ONLY (WITHOUT AN EXCHANGE OF OLD NOTES)

To receive New Notes

You must BOTH direct the eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to post and accept, on         ,             , 2016, no later than 9:00 a.m. New York City time, a free receipt for the “free delivery” via DTC of the New Notes, for the aggregate principal amount[2] of New Notes (CUSIP/ISIN #             /            ) set forth next to the caption “Aggregate Principal Amount of New Notes to be Issued to Investor” on your signature page to your Exchange/Subscription Agreement. It is important that this instruction be submitted and the free receipt posted on                     , 2016.

AND

No later than 3:00 p.m., New York City time, on         ,             , 2016, you must pay the “Cash Purchase Price”[4] by wire transfer of immediately available funds to the following account of the Company:

ABA Routing Number:

Beneficiary Account Name:

SWIFT Code:

Beneficiary Account Number:

[1]	Current as of , 2016.
[2]	Note that the DWAC instruction should specify the principal amount, and not the number, of New Notes.
[3]	The Company Payment Amount is the amount of cash that the Company must transfer, or cause to be transferred, to you for amounts due for rounding, if applicable, and accrued but unpaid interest on the Old Notes. The Company Payment Amount is set forth in Annex A to your Exchange/Subscription Agreement.
[4]	The Cash Purchase Price is the amount of cash that you must wire to the Company in connection with your purchase of New Notes. The Cash Purchase Price is set forth in Annex A to your Exchange/Subscription Agreement.

OPTION C – EXCHANGING OLD NOTES FOR NEW NOTES AND PURCHASING NEW NOTES

For that portion of New Notes being acquired by means of an exchange for Old Notes, you must follow the steps outlined in Option A above. For that portion of New Notes you are acquiring in addition to those acquired pursuant to Option A above, you must follow the steps outlined in Option B above.

SETTLEMENT

On                     , 2016, after the Company receives your Old Notes (if applicable) and/or your Cash Purchase Price (if applicable) and your delivery instructions as set forth above, and subject to the satisfaction of the conditions to closing as set forth in your Exchange/Subscription Agreement, the Company will deliver your New Notes in accordance with the delivery instructions set forth above and will transfer or cause the transfer of the Company Cash Payment, if applicable.